UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May 18, 2011

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation)		No.)

4440 Rosewood Drive, Pleasanton, California, 94588-3050
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ross Stores, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) on May 18, 2011 in Pleasanton, California. The Company’s stockholders considered and voted upon the following six proposals at the Meeting:

Proposal 1 -- Election of Directors

The holders of the Company’s common stock elected two Class I nominees to serve as directors for a term of three years, expiring at the time of the Annual Meeting of Stockholders in 2014:

Name	For	Withheld	Broker Non-Votes
George P. Orban	95,394,587	4,869,342	5,137,134

Donald H. Seiler	97,802,759	2,461,170	5,137,134

Proposal 2 -- To Approve the Existing Second Amended and Restated Ross Stores, Inc. Incentive Compensation Plan for Purposes of Section 162(m) of the Internal Revenue Code

The holders of the Company’s common stock voted to approve the existing Second Amended and Restated Ross Stores, Inc. Incentive Compensation Plan:

For	Against	Abstain	Broker Non-Votes
96,964,787	2,759,690	539,452	5,137,134

Proposal 3 -- To Approve an Amendment to the Company’s Certificate of Incorporation to Adopt Annual Elections for Directors Elected Beginning in 2012 (De-Classification of The Board)

The holders of the Company’s common stock voted to approve an amendment to the Company’s Certificate of Incorporation to adopt annual elections for directors elected beginning in 2012:

For	Against	Abstain
103,865,458	1,502,883	32,722

Proposal 4 -- Advisory Vote to Approve the Resolution on the Compensation of the Named Executive Officers

The holders of the Company’s common stock voted in favor of an advisory vote approving the compensation of the named executive officers:

For	Against	Abstain	Broker Non-Votes
95,667,616	4,202,713	393,600	5,137,134

Proposal 5 -- Advisory Vote on the Frequency of Holding Future Advisory Votes to Approve a Resolution on the Compensation of the Named Executive Officers

The holders of the Company’s common stock voted in favor of an advisory vote for a one-year frequency for holding future advisory votes on the compensation of the named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
77,066,421	2,214,802	20,707,720	274,986	5,137,134

Proposal 6 -- Ratification of the Appointment of Deloitte & Touche LLP as Independent Certified Public Accountants for the Fiscal Year Ending January 28, 2012

The holders of the Company’s common stock voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 28, 2012:

For	Against	Abstain
103,393,862	1,971,260	35,941

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2011

ROSS STORES, INC.
Registrant

By:	/s/ M. LeHocky
Mark LeHocky
Senior Vice President, General Counsel and Corporate Secretary